                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2002

                         ------------------------------

                             ELECTRO RENT CORPORATION
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-9061                    95-2412961
       (State or other           (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                          6060 SEPULVEDA BOULEVARD
                       VAN NUYS, CALIFORNIA 91411-2501
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code:  (818) 787-2100

ITEM 4. CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

        On April 30, 2002, the Board of Directors of Electro Rent Corporation
(the "Company") determined, upon the recommendation of its audit committee, to appoint Deloitte & Touche LLP as the Company's independent public accountants, replacing Arthur Andersen LLP.  The Company dismissed Arthur Andersen LLP on the same date.  This determination followed the Company's decision to seek proposals from independent public accountants to audit the financial statements of the Company.

        The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended May 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years of the Company ended May 31,
2001 and the subsequent interim period to the date hereof, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen
LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

        None of the reportable events described under Item 304(a)(1)(v) of
Regulation S-K occurred within the two most recent fiscal years of the Company ended May 31, 2001 and the subsequent interim period to the date hereof.

        During the two most recent fiscal years of the Company ended May 31,
2001 and the subsequent interim period to the date hereof, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

  EXHIBIT NUMBER                   DESCRIPTION
  --------------                   -----------
      16.1        Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 1, 2002

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRO RENT CORPORATION

Date: May 1, 2002                    By: /s/ CRAIG R. JONES
                                            ------------------------------
                                            Craig R. Jones
                                            Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

  EXHIBIT NUMBER                   DESCRIPTION
  --------------                   -----------
      16.1        Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 1, 2002

                                                                    EXHIBIT 16.1

                        [Arthur Andersen LLP Letterhead]

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

May 1, 2002

Dear Sir/Madam:

We have read the five paragraphs of Item 4 included in the Form 8-K dated
April 30, 2002 of Electro Rent Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
Arthur Andersen LLP